As Filed on January 27, 2023

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Securities Act File No. 333-27925

Investment Company Act File No. 811-08231

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 75	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 76	☒

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of Registrant as Specified in Charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

(Address of Principal Executive Offices)

(516) 390-5555

(Registrant’s Telephone Number)

Mr. David Lerner

David Lerner Associates, Inc.

477 Jericho Turnpike

Syosset, New York 11791

(Name and address of Agent for service)

Copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on January 29, 2023 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spirit of America Utilities Fund

Class A Shares – TICKER: SOAUX

Class C Shares – TICKER: SOCUX

Institutional Shares – TICKER: SOIUX

Prospectus

January 30, 2023

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

SPIRIT OF AMERICA UTILITIES FUND

(the “Utilities Fund” or the “Fund”)

SUMMARY SECTION

Investment Objective: The investment objective of the Utilities Fund is to provide investors current income and capital appreciation.

Fees and Expenses of the Utilities Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Utilities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you invest at least $25,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Utilities Fund, the Spirit of America Energy Fund (the “Energy Fund”), the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Large Cap Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”) and the Spirit of America Income & Opportunity Fund (the “Income & Opportunity Fund”), and are collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Utilities Fund’s prospectus and in the section titled “How to Purchase Shares” of the Utilities Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.97%	0.97%	0.97%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%
Fee Waiver and/or Expense Reimbursements(3)	(0.66)%	(0.66)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.53%	2.28%	1.28%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.
(2)	Other Expenses are estimated for the current year.
(3)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, until May 1, 2024. The waiver does not include front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Utilities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Utilities Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Class A Shares	$722	$1,161
Class C Shares – no redemption	$231	$848
Institutional Shares	$130	$545

Portfolio Turnover: The Utilities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Utilities Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Utilities Fund’s performance.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. These are companies that are principally engaged in utilities operations such as providing electricity, natural gas, water, internet services, email (electronic mail), data communications, mobile and cellular infrastructure to the public. The Fund considers a company to be in or related to the utilities industry if, at the time of the investment, the Fund determines that at least 50% of the company’s assets or revenues are derived from one or more utilities or utility related functions. As part of its investment process, the Adviser seeks investment opportunities in the utility industry that may provide steady sources of current income and capital appreciation without incurring unnecessary risks. The Fund’s assets will be invested primarily in a diverse range of dividend paying common stocks within the utilities industry with sound and stable corporate structures. The Fund seeks to find utility companies that derive their revenue from utility operations with strong underlying value. The Fund seeks to select utility companies that have a proven dividend history with reliable cash flows.

In addition, the Fund may invest up to 20% of its net assets plus any borrowings in non-utility related investments, including (i) equity securities, including common stock, preferred stock and convertible preferred stock of non-utility related companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends; (ii) Master Limited Partnerships (“MLPs”), which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, often referred to as the energy infrastructure; and (iii) fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including taxable municipal bonds, income producing convertible securities and corporate bonds.

Principal Risks of Investing in the Utilities Fund: An investment in the Utilities Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Utilities Fund’s share price may fluctuate within a wide range. There is no assurance that the Utilities Fund will achieve its investment objective. The Utilities Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Utilities Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Equity Securities Risk — Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	Utility Industry Risk — The Fund’s investments in utility companies may be more susceptible to various factors, including government regulation, increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services or price volatility, including as a result of Russia’s invasion of Ukraine. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings. The distribution side of the utilities industry also faces increased operational costs related to the natural aging of equipment and the related costs required to provide maintenance, upgrades or replacements to such equipment to insure safe and reliable utility operations.

●	Market Risk — The market value of the Utilities Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Utilities Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Utilities Fund may not appreciate in value as the Adviser anticipates.

Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “Principal Risks of Investing in the Utilities Fund” section.

In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been transmitted globally. In March 2020, the World Health Organization announced that COVID-19 could be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objective, Strategies and Related Risks” in the Fund’s prospectus.

●	Concentration Risk — The Fund invests primarily in utility companies. This means the Fund is concentrated in the utility industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

●	Dividend Payment Risk — The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

●	Foreign Securities Risk — The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war. These risks are more pronounced in the securities of companies located in emerging markets.

●	Inflation Risk — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

●	Interest Rate Risk — Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and recent inflationary price movements. Interest rates have begun to rise in response to these inflationary price movements and there is a possibility that interest rates will continue to rise in the future.

●	Issuer Risk — The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Mid Cap Company Risk — Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

●

MLP Risk — Investing in MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

●	New Fund Risk — The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Management Risk — The Utilities Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

●	Regulatory Risk — The Fund’s investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation.

●	“Return of Capital” Risk — The Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent. A distribution consisting of return of capital should not be considered as the dividend yield or total return of an investment. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.

●	Small Cap Company Risk — Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Suitability: An investment in the Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in utility companies. Investors should be willing to accept the risks and potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports containing financial and performance information will be available to shareholders semi-annually. Updated performance information, current through the most recent month end, will be available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

Investment Adviser: Spirit of America Management Corp. (the “Adviser”).

Portfolio Managers: Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Utilities Fund. Mr. Reilly has been the Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Reilly has been associated with the Adviser since 2015.

Douglas Revello serves as the Co-Portfolio Manager of the Utilities Fund. Mr. Revello has been the Co- Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Revello has been associated with the Adviser since 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Utilities Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may purchase or redeem (sell) your shares of the Utilities Fund on each day that the NYSE is open for business. Transactions may be initiated by written request (Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by telephone or through wire transfer.

Taxes: The Utilities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Utilities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Utilities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE
INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

Investment Objective: The Utilities Fund seeks to provide investors current income and capital appreciation. The Fund’s investment objective is non-fundamental, which means that it can be changed by the Board of Directors (the “Board”) without shareholder approval. The Fund would provide shareholders with sixty days advance notice of a change in its investment objective.

Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. These are companies that are principally engaged in utilities operations such as providing electricity, natural gas, water, internet services, email (electronic mail), data communications, mobile and cellular infrastructure to the public.

The Fund considers a company to be in or related to the utilities industry if, at the time of the investment, the Fund determines that at least 50% of the company’s assets or revenues are derived from one or more utilities or utility related functions. Issuers in the utilities industry include firms engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, including water. Other forms of utilities include other sanitary services; and issuers engaged in telecommunications, including telephone, satellite, cable television, and other cellular communications.

As part of its investment process, the Adviser seeks investment opportunities in the utility industry that may provide steady sources of current income and capital appreciation without incurring unnecessary risks. The Fund’s assets will be invested primarily in a diverse range of dividend paying common stocks within the utilities industry with sound and stable corporate structures. The Fund seeks to find utility companies that derive their revenue from utility operations with strong underlying value. The Fund seeks to select utility companies that have a proven dividend history with reliable cash flows.

In addition, the Fund may invest up to 20% of its net assets plus any borrowings in non-utility related investments, including (i) equity securities, including common stock, preferred stock and convertible preferred stock of non-utility related companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends; (ii) Master Limited Partnerships (“MLPs”), which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, often referred to as the energy infrastructure; and (iii) fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including taxable municipal bonds, income producing convertible securities and corporate bonds.

The Fund emphasizes quality while purchasing securities for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Such analysis may include the issuer’s financial condition and market, economic, political, and regulatory conditions. Other factors may include analysis of an issuer’s revenues, cash flows, earnings outlook, current strategy, and management ability.

Factors considered for debt instruments may include the instrument’s credit quality, leverage, indenture provisions, management ability, and ability to meet its current obligations.

Non-Principal Investment Strategies of the Utilities Fund. In addition to the investment assets discussed above, the Utilities Fund may seek to achieve its investment objective by investing its assets in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Utilities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Utilities Fund.

Information Relevant to The Fund

Temporary Investments. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund will assume a temporary defensive position only when economic and other factors adversely affect the market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in securities in accordance with the Fund’s principal investment strategies. The Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s SAI.

Principal Investment Risks of the Utilities Fund

The Fund is designed for long-term investors and not as a trading vehicle. An investment in the Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Fund’s share price will fluctuate within a wide range. There is no assurance that the Fund will achieve its investment objective. The Fund’s performance could be adversely affected by its principal risks as discussed below.

Other non-principal risks of the Fund are described in “Non-Principal Risks of Investing in the Fund” below. In addition, the Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

Concentration Risk. The Fund invests primarily in utility companies. This means the Fund is concentrated in the utility industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Dividend Payment Risk. The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

Equity Securities Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war. These risks are more pronounced in the securities of companies located in emerging markets.

Utility Industry Risk. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings. The distribution side of the utilities industry also faces increased operational costs related to the natural aging of equipment and the related costs required to provide maintenance, upgrades or replacements to such equipment to insure safe and reliable utility operations.

General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, wars, international sanctions, trade restrictions, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters damaging the sources of energy supplies will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recent oil prices have been extremely volatile as a result of, among other factors, (i) the ongoing COVID 19 pandemic, (ii) changes in oil and gas inventories, (iii) global market demand, (iv) geopolitical instability, armed conflict and social unrest, including the invasion of Ukraine by Russia in February 2022, the associated response undertaken by western nations, such as the implementation of broad sanctions, and the potential for retaliatory actions on the part of Russia, (v) potential future disagreements among OPEC+ countries regarding the supply of oil, and (vi) the potential for increased production and activity from U.S. shale producers and non OPEC countries driven by the current oil prices, and therefore, the Fund cannot predict how long oil and gas prices will remain stable or further increase, if at all, or whether they could reverse course and decline. In particular, the invasion of Ukraine by Russia has led to, and will likely continue to lead to, geopolitical disruption and volatility of the markets within which we operate. Volatility in oil prices has caused some producers to curtail production or reduce spending for exploration activities, and it has also caused some energy sector companies to fail due to overleveraging and an extended period of reduced prices may significantly lengthen the time the sector would need to recover after a stabilization of prices. This could increase the time period the Fund would need to see a realization of its investment.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Interest Rate Risk. Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and recent inflationary price movements. Interest rates have begun to rise in response to these inflationary price movements and there is a possibility that interest rates will continue to rise in the future.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Market Risk. The market value of the Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. The Fund’s performance can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Fund may not appreciate in value as the Adviser anticipates.

Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “Principal Investment Risks of the Funds” section.

In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been transmitted globally. In March 2020, the World Health Organization announced that COVID-19 could be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. As of the date of this Prospectus, many countries, including the U.S., have developed vaccines for COVID-19. However, the non-universal acceptance of vaccines and the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the global pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Master Limited Partnerships Risks. Investing in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, involve risks that differ from investments in common stock. These risks relate to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. In addition, investments in MLPs subject the Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to: i) fluctuations in commodity prices; ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; iii) new construction risks and acquisition risk which can limit growth potential; iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; v) depletion of the natural gas reserves or other commodities if not replaced; vi) changes in the regulatory environment; vii) extreme weather; viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and ix) threats of attack by terrorists. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

In addition, MLPs carry tax risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, credits and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This could result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in that Fund and lower income.

Mid Cap Company Risk. Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the

Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

Portfolio Management Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

Regulatory Risk. The Fund’s investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Regulatory regimes in various utilities industries such as electricity, broadcast, cable and common carriers impose limitations on the percentage of the shares held of a public utility by an investment adviser and its clients. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund’s shares as certain companies prove to be less able to meet the challenge of deregulation.

“Return of Capital” Risk. The Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent. A distribution consisting of return of capital should not be considered as the dividend yield or total return of an investment. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.

Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-Principal Investment Risks of the Funds

In addition to the principal risks previously discussed, the Fund is subject to the following risks:

REITs Risk. REITs are dependent upon management skills, are primarily invested in real estate, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates.

Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Liquidity Risk. Liquidity risk is the possibility that particular investments are difficult to purchase or sell. A Fund’s investment in illiquid securities, including common units of MLPs, may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that a Fund invests in securities with substantial market and/or credit risk (i.e. “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that a Fund invests in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

Moreover, although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so.

Political and Domestic/International Crisis Risk. Political and domestic/international crisis risk is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of a Fund.

Zero Coupon Securities Risk. Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. A Fund may need to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

MANAGEMENT OF THE FUND

Additional Information About the Investment Adviser

The Adviser serves as the investment adviser of the Utilities Fund as well as the other funds comprising the Spirit of America Investment Funds, including the Energy Fund, the Real Estate Fund, the Large Cap Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Income & Opportunity Fund. The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Utilities Fund as well as the other Spirit of America Investment Funds since their inception and also manages discretionary investment advisory accounts through the SOA Premier Assets Program. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

The Adviser invests the Utilities Fund’s assets, manages the Utilities Fund’s business affairs and supervises the Utilities Fund’s day-to-day operations. The Adviser provides the Fund with advice on buying and selling securities in accordance with the Utilities Fund’s investment objective, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Utilities Fund. The investment advisory agreement for the Utilities Fund was initially approved by the Board, including the independent directors, on January 24, 2023. A discussion regarding the basis for the Board’s approval of the Utilities Fund’s investment advisory contract is expected be available in the Utilities Fund’s semi-annual report to shareholders for the period ended June 30, 2023.

The Utilities Fund pays the Adviser a fee at the annual rate of 0.97% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Utilities Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, until May 1, 2024. The waiver does not include front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Portfolio Manager

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Utilities Fund. Mr. Reilly joined the Adviser on November 18, 2015. In addition to managing the Utilities Fund, Mr. Reilly currently manages the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Opportunity Fund. Mr. Reilly was previously designated as a Co-Portfolio Manager of the Municipal Tax Free Bond Fund from July 1, 2016 until January 9, 2018. In addition to his portfolio management responsibilities, Mr. Revello co-manages the portfolio management team of the Adviser. Prior to joining the Adviser, Mr. Reilly was the head fixed income trader at DLA, the Funds’ principal underwriter and distributor, from November 2012 until November 17, 2015, and as a fixed income trader at DLA, with primary responsibility for the firm’s mortgage backed fixed income trading from October 1993 until November 2015. He has over 21 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly has a Bachelor’s degree in finance from Adelphi University School of Banking and Money Management and began his career in finance in 1993 with DLA. He is a member of Municipal Bond Club of New York and holds several industry registrations, including General Securities Representative (Series 7) license, Uniform Securities Agent State Law Examination (Series 63) license, and registered principal (Series 23) license.

Douglas Revello serves as Co-Portfolio Manager to the Utilities Fund. Mr. Revello joined the Adviser on May 18, 2009. Mr. Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Spirit of America Real Estate Fund, the Spirit of America Value Fund and the Spirit of America Energy Fund. He also serves as Co-Portfolio Manager to the Spirit of America Municipal Tax Free Bond Fund and the Spirit of America Income Fund. In addition to his portfolio management responsibilities, Mr. Revello co-manages the portfolio management team of the Adviser. More recently, he has been a vital contributor to the management of the Spirit of America Energy Fund by virtue of his attendance at energy industry conferences and meetings with various energy industry management teams. Prior to joining the Adviser, Mr. Revello served as head of the Municipal Underwriting department for DLA, the Funds’ principal underwriter and distributor, from October 1992 until November 2017, and was also integral in the firm’s fixed income trading and institutional sales. Mr. Revello received a Bachelor’s degree in Business Administration from Baruch College 1988 and a Master’s degree in Business Administration from Dowling College in 1999 and had served as an adjunct professor at the State University of New York at Stony Brook Harriman School of Business teaching several finance courses including Capital Markets and Security Analysis from August 2000 until December 2008. In addition, Mr. Revello holds a General Securities Representative (Series 7) license, and Uniform Securities Agent State Law Examination (Series 63) license.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Utilities Fund.

CHOOSING A SHARE CLASS

The Fund listed in this Prospectus offers three classes of Shares: Class A Shares, Class C Shares and Institutional Shares.

Each class of the Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in the Fund’s Summary Section – Fees and Expenses of the Fund. To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges”). The Institutional Share Class requires a larger initial investment and has lower annual expenses than the other classes because it has no 12b-1 fees (fees paid for distributing shares of a fund pursuant to a Plan of Distribution), and thus will cost you less over time.

The following summarizes some of the main differences among Class A Shares, Class C Shares and Institutional Shares of the Fund:

Class A Shares

●	Class A Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Fund’s distributor, David Lerner Associates, Inc. (the “Distributor.” or “DLA”).

●	Class A Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	Front-end sales charges, as described below under “Sales Charges.”

●	A CDSC of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid.

●	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

Class C Shares

●	Class C Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Distributor.

●	Class C Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	No front-end sales charges.

●	Back-end deferred sales charges on shares sold within 13 months of purchase and as described below under “Sales Charges.”

●	Distribution (Rule 12b-1) fees of 1.00% (of which 0.25% is for shareholder servicing) of the Fund’s average daily net assets.

Institutional Share Class

●	Institutional Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Fund pays service fees to these entities for services they provide to Institutional Share Class shareholders. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

●	Institutional Shares are subject to a minimum initial investment of $100,000. The minimum subsequent investment is $10,000.

●	Minimums may be waived for investors of qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans; bank and trust companies; insurance companies; registered investment companies; and non-qualified deferred compensation plans.

●	Minimums may be satisfied where, for investors through certain asset allocation, wrap fee and other similar programs, in the discretion of the investment adviser, multiple, different customer accounts, in the aggregate, total the $100,000 minimum.

●	No front-end sales charges.

●	No deferred sales charges imposed.

●	No Distribution (Rule 12b-1) fees.

PRICING FUND SHARES

Portfolio securities are valued, and the net asset value (“NAV”) per share of the Utilities Fund is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for the Utilities Fund is computed by adding the value of the Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of the Fund outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

The Utilities Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Fund securities for which market quotations are not readily available, including private equity investments and other assets, are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Board has designated the Adviser as the Valuation Designee to perform the fair value determinations, who will carry out these functions for some or all of the Utilities Fund’s investments. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Fund’s fair value determinations. The Valuation Designee is responsible for performing fair value determinations relating to fund investments and certain other risk assessments, testing, evaluations, and reporting. Fair value determinations are required for securities: (i) for which market quotations are not readily available (or for which market quotations are deemed unreliable); or (ii) for which, in the judgment of the Valuation Designee, the value does not represent a fair value of the security. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, accountants, or counsel; it also may consult the Fair Value Committee (described below). The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

To carry out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value Committee”), to assist in making fair value determinations. The Fair Value Committee consists of the following standing members: (a) the Fund’s Treasurer or designee, (b) a representative of Ultimus, typically from the Accountant, and (c) on an ad hoc basis at a particular valuation time for which a fair value or fair valuation method is being determined for a Fund, a representative of the investment Adviser, who may be the Valuation Designee. The Fair Value Committee, at its discretion, may also include the Fund’s Chief Compliance Officer as a non-voting member.

When fair value pricing is employed, the prices of securities used by the Utilities Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT HOW TO PURCHASE SHARES

You can purchase Class A Shares and Class C Shares of the Utilities Fund through broker-dealers that have executed a selling agreement with the Fund’s Distributor. Institutional Shares of the Utilities Fund are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations, high net worth individuals and on certain brokerage platforms.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check or electronic check used for the purchase of shares is returned. The Fund does not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $500, money orders (other than those issued by a bank) or checks drawn on non-U.S. financial institutions. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties (except for properly endorsed IRA rollover checks). Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $500. Cashier’s checks and bank official checks in amounts less than $500 will also be accepted for IRA transfers from other financial institutions. In both such cases, a 15 business day hold will be applied to the funds. This means that, while you may request a redemption during the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire. For additional information on purchase by wire, please refer to “Purchases by Wire” below.

Purchases by Mail: Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to the Fund and the applicable share class (for example, “Spirit of America Utilities Fund – Class A Shares.”) The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please send a minimum of $500 for Class A Shares and Class C Shares (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the Fund and the applicable share class (for example, “Spirit of America Utilities Fund - Class A Shares”) and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire: To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Utilities Fund by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Utilities Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone: The Utilities Fund accepts telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information: Class A Shares of the Utilities Fund are sold at the NAV next determined after receipt of a purchase order by the Transfer Agent, plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $25,000 or more as it relates to the certain of the Spirit of America Investment Funds. See “Distribution Arrangements” for more complete information on the shares of the Fund.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

Purchase orders for shares of the Utilities Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Utilities Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Utilities Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Utilities Fund reserves the right to suspend the offering of shares of any Fund. The Utilities Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Utilities Fund will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by the Utilities Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Utilities Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Utilities Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Utilities Fund may temporarily limit additional share purchases. In addition, the Utilities Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Utilities Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers

The Utilities Fund may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the Utilities Fund. Brokers or financial intermediaries through which an investor purchases shares of the Utilities Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker-dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automated Clearing House (ACH)

Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $50. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Utilities Fund. ACH transactions are not available for initial purchase. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Fund’s Transfer Agent at (800) 452-4892. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Fund’s Transfer Agent at (800) 452-4892. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

Automatic Investment Plan

Bank Account

You can make additional purchases of shares of the Utilities Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 for Class A Shares and Class C Shares and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Utilities Fund may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker-dealer, you can also make additional purchases of the Utilities Fund through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Fund instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker-dealer.

Tax Sheltered Retirement Plans

Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s Transfer Agent at (800) 452-4892 for the procedure to open an IRA or SEP plan directly with the Fund, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Information regarding IRA custodial fees is available by calling the Transfer Agent at (800) 452-4892. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

Selling Shares: You may redeem your shares of the Utilities Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail: You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for (i) all written redemption requests exceeding $50,000, (ii) where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records, or (iii) when your address was changed within 15 days of your redemption request. When the Utilities Fund requires a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Redemption by Telephone or by Wire: With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Utilities Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your transaction due to high call volume. In such event, you should follow the procedures for redemption by mail.

Neither the Utilities Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Utilities Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Utilities Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Utilities Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Exchanging Shares: You are permitted to exchange your Class A Shares of the Utilities Fund for Class A Shares of another Spirit of America Investment Fund, provided that those shares may legally be sold in the state of your residence. Class C Shares of the Utilities Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. Institutional Shares of the Utilities Fund may be exchanged for Institutional Shares of any other Spirit of America Investment Fund offering such shares. You must meet the minimum investment requirement of the applicable share class and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The Funds make exchanges at NAV (determined after the order is considered received), without a sales charge.

Systematic Withdrawal Plan: The Utilities Fund offers a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more for Class A Shares and Class C Shares and $100,000 or more for Institutional Shares. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Utilities Fund have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892. Shareholders of Class C Shares that participate in the Plan will not be charged a CDSC on their withdrawals.

General Redemption Information: The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Utilities Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Utilities Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Utilities Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any fund not reasonably practicable.

Redemption proceeds sent by check by the Utilities Fund and not cashed within 180 days will be reinvested in the applicable class of shares of the Utilities Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Utilities Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Utilities Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Utilities Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for the Utilities Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Utilities Fund. The Utilities Fund has reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, a Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Fund’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares.” You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Minimum Balances: Due to the relatively high cost of maintaining smaller accounts, the Utilities Fund reserves the right to involuntarily redeem shares in any account at its then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: Utilities Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of the Utilities Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Utilities Fund receives reports from their service provider through which they monitor activity that may be construed to be short-term trading. The Fund seeks to monitor trading activity in the Fund’s shares and examines a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size, and/or timing of investor’s transactions in Fund Shares. When such activity appears to be taking place, the Utilities Fund may issue instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Utilities Fund may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Utilities Fund’s procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Utilities Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Utilities Fund may receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State: If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

DISTRIBUTION ARRANGEMENTS

The Utilities Fund offers Class A Shares, Class C Shares and Institutional Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees (as defined below). Class C Shares are sold without an initial front-end sales charge and are subject to a deferred sales charge of 1.00%, if Class C Shares are sold within 13 months of purchase. Class C Shares pay 12b-1 fees and/or shareholder servicing fees. Institutional Shares do not charge a front-end sales load, impose a deferred sales charge or pay 12b-1 fees. The Fund does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the Fund’s SAI, which are available without charge.

Rule 12b-1 Plan

The Utilities Fund has adopted a Plan of Distribution (the, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Utilities Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Each class of shares of the Utilities Fund has exclusive voting rights with respect to its 12b-1 Plan. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to DLA or to institutions that have agreements with the Distributor to provide such services.

Since 12b-1 fees are paid out of the assets of the respective share class of the Utilities Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Utilities Fund includes a front-end sales charge.

Sale of Class A Shares

The sales charge you pay for Class A Shares of the Utilities Fund depends on the dollar amount invested. Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The maximum sales charge is 5.75% of the offering price (6.10% of the net amount invested) and is reduced on investments of $25,000 or more. Certain purchases of Class A Shares of the Utilities Fund qualify for reduced front-end sales charges, as discussed below. The front-end sales charge you pay for Class A Shares of the Utilities Fund is shown in the table that follows.

	Total Sales Charge as a Percentage of:
	Offering Price	Net Amount Invested	Concession as a Percentage of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 or more, but less than $50,000	5.50%	5.82%	5.00%
$50,000 or more, but less than $100,000	4.75%	4.99%	4.25%
$100,000 or more, but less than $250,000	4.50%	4.71%	4.00%
$250,000 or more, but less than $500,000	3.75%	3.90%	3.50%
$500,000 or more, but less than $1,000,000	3.00%	3.09%	2.75%
$1,000,000 or more*	0%	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Utilities Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid by the Distributor to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Reduction of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Fund’s Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds; (ii) accounts with other financial intermediaries where Fund shares are held; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart above.

●	Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”), a trust established by you or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”) and those family members living at the same address intend to purchase at least $25,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Sales Charges – Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

2.	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Fund or your investment professional with certain information, including account statements and records that reflect any investments in the Fund by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Fund by calling your investment professional. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus.

More information about deferred sales charge reductions is provided in the SAI.

Sales at Net Asset Value

Class A Shares of the Utilities Fund may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Utilities Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Utilities Fund); (iii) the Adviser, the Distributor and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of the Distributor; and (v) investors who redeem shares of the Spirit of America Investment Funds and then decide to reinvest their redemption proceeds in additional shares of the Utilities Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

The Fund intends to declare semi-annual distributions comprised of net income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year.

Except as noted above, long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Fund may invest in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year. The Fund will distribute the return of capital it receives from the REITs in which it invests.

Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

Material U.S. Federal Income Tax Considerations.

The discussion below and disclosure in the SAI under the heading “U.S. Federal Income Taxes” provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder. The term “Holder” means a beneficial owner of the Fund’s shares that is either a U.S. Holder or a Non-U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund, among other things, must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC.

If the Fund were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

MLP Equity Securities.

The Fund invests its assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent such distribution does not exceed the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions they will receive with respect to the investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

REITs.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Taxation of Distributions.

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. To the extent the Fund invests in REITs, the Fund may designate dividends it pays to its shareholders as “section 199A dividends” so that such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in their respective portfolios will exceed their earnings and profits. Thus, the Fund anticipates that only a portion of their distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions.

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax.

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Fund.

Information Reporting and Backup Withholding.

Generally, information reporting requirements will apply to distributions on the Fund’s common shares or proceeds on the disposition of its common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders.

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions.

The Foreign Account Tax Compliance Act (“FATCA”) generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, recently proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors.

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of the Fund’s shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation.

The Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

How Transactions Are Taxed.

When you sell or redeem the Fund’s shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of the Fund’s shares for shares of a different Spirit of America Investment Fund is the same as a sale. The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of the Fund’s shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2014. Cost basis is calculated using the Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts are not affected. Additional information regarding cost basis reporting is available in the Fund’s SAI.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

FINANCIAL HIGHLIGHTS

Because the Utilities Fund has not commenced investment operations as of the date of this Prospectus, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 921-4200

Shareholder Services

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(800) 452-4892

Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Additional information about the Utilities Fund is contained in the SAI. The SAI is incorporated by reference into this prospectus.

Additional information about the investments of the Utilities Fund is available in its annual and semi-annual reports to shareholders. In the Utilities Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Utilities Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Utilities Fund without charge, or request other information or make shareholder inquiries, call collect 516-390-5565.

The Utilities Fund’s reports, SAI, and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Utilities Fund’s prospectus, reports, and SAI are available on its website, (www.soafunds.com).

Investment Company File No. 811-08231

SPIRIT OF AMERICA UTILITIES FUND

Class A Shares – TICKER: SOAUX

Class C Shares – TICKER: SOCUX

Institutional Shares – TICKER: SOIUX

A Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2023

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Utilities Fund (the “Utilities Fund” or the “Fund”), dated January 30, 2023. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The Utilities Fund’s annual and semi-annual reports to shareholders are separate documents that will be incorporated by reference into this SAI, as appropriate. The annual and semi-annual reports are available without charge by calling collect 516-390-5565. The Utilities Fund’s Prospectus, SAI, and annual and semi-annual reports to shareholders are available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY	1
INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS	1
DISCLOSURE OF PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUNDS	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
INVESTMENT ADVISORY AND OTHER SERVICES	18
INFORMATION ABOUT PORTFOLIO MANAGERS	19
HOW TO PURCHASE SHARES	21
RETIREMENT PLANS	22
HOW TO REDEEM SHARES	23
NET ASSET VALUE	24
DIVIDENDS, DISTRIBUTIONS AND TAXES	25
BROKERAGE AND PORTFOLIO TRANSACTIONS	31
CAPITAL STOCK	31
FINANCIAL STATEMENTS	32

- i -

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Spirit of America Energy Fund (the “Energy Fund”), the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”), the Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) and the Spirit of America Utilities Fund (the “Utilities Fund” or the “Fund”) (collectively referred to as the “Spirit of America Investment Funds” and individually as a “Spirit of America Investment Fund”). Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Spirit of America Management Corp. (the “Adviser”) currently serves as adviser to the Spirit of America Investment Funds.

INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Utilities Fund. You should read it together with the Utilities Fund’s section in the Prospectus entitled “Additional Information About The Investment Objective, Principal Investment Strategies, and Related Risks of the Utilities Fund.”

The Utilities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. The investment practices described below are not fundamental and may be changed without the approval of the Utilities Fund’s shareholders.

Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Master Limited Parterships (“MLPs”). The Fund may invest in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Convertible Securities. The Fund may invest in income-producing convertible securities. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Taxable Municipal Obligations. The Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics.

Limited Liability Company (“LLC”) Common Units. Some companies in which the Fund may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Affiliates and I-Shares

Other MLP Equity Securities. The Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the New York Stock Exchange (“NYSE”). Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Money Market Instruments. The Fund may invest in cash and cash equivalents, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund will not invest in any money market debt instruments.

Short-Term Investments. The short-term investments in which theFund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed income securities and derivative instruments such as call or put options.

Options on Securities. The Fund may invest upt to 5% of its total assets to purchase covered call options. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options up to 5% of the Fund’s total assets and against no more than 50% of any single securities position held by the Fund. A call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option from the writer of the option at the stated exercise price at any time prior to the option’s expiration date. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the call option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Fund will receive a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from their hedged positions than they would have received from leaving their underlying securities unhedged.

Purchasing only covered call options reduces the risk that securities dealers participating in such transactions would fail to meet their obligations to Fund. In purchasing a call option, the Fund will seek to hedge against an increase in the market price of the underlying security. If a call option purchased is not sold or exercised when it has remaining value or remains equal to or below the exercise price during the life of the option, the option will expire worthless. For the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Fund do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Fund if, as a result, the Fund’s aggregate commitments under such transactions would be more than 15% of the then current value of the Fund’s total assets. The Fund’s right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund will set aside or segregate cash or liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements

Although the Fund has no current intention of entering into standby commitments, the Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value (“NAV”). The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times set aside or segregate cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Short Sales

Where appropriate, the Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund’s net assets.

To secure the Fund’s obligation to replace any borrowed security, the Fund will set aside or segregate an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated account at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Repurchase Agreements

The Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer’s money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor’s bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest in restricted securities issued under Section 4(a)(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Rights and Warrants. The Fund may invest in rights or warrants if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Derivatives Strategies. The Fund may use certain derivative strategies such as options (traded on an exchange and over-the-counter (“OTC”), or otherwise), futures contracts (sometimes referred to as “futures”), options on futures contracts and forward contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in any MLP or other underlying security, for leverage, to attempt to hedge or limit the exposure of the Fund’s position, to collateralize cash, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. The Fund will not use derivatives for investment purposes. Swap agreements are another type of derivative transaction. For a discussion regarding swap agreements, please see the section entitled “Swap Agreements” below.

The use of derivatives, including Financial Instruments and swap agreements, is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the NYSE and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of a counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed-upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Hybrids. The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the Fund’s net asset value (“NAV”). Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements. The Fund may enter into one or more swap agreements that provide exposure to MLPs. The types of swap agreements that the Fund may enter into include: total return, interest rate, index, and currency exchange rate swap agreements. The Fund may use swap agreements to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an investment, such as an MLP. Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange payments that reflect the returns (or differentials in rates of return) earned or realized on specified rates, investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated

“notional amount” (i.e. ., the dollar amount hypothetically invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities). The “notional amount” of a swap agreement is normally not paid or exchanged, but rather serves as the basis by which to calculate the parties’ obligations.

The swap agreements that the Fund would enter into typically provide for the parties to settle their payment obligations on a “net basis.” Consequently, the Fund’s obligation (or rights) to make (or receive) a payment under a swap agreement on any given day will generally be equal only to the net amount to be paid or received under the agreement on that day. Similarly, the Fund’s net asset value will reflect any amount by which the marked-to-market value of the Fund’s swap transactions with a swap counterparty on a net basis is positive (“in the money”) or negative (“out of the money”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any net amount plus any out of the money amount owed by the Fund to a counterparty will be “covered” by pledging collateral or marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to the Fund’s interest. Using any swap agreement will expose the Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund. Because they are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitations on investments in illiquid securities. Moreover, swap agreements generally do not involve the delivery of securities or other underlying assets. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In the event of such a default or bankruptcy, the Fund’s contractual remedies pursuant to a swap agreement may be limited. Swap agreements may be subject to termination by counterparties upon certain events that would require the Fund to immediately pay an amount equal to the net liability of open positions, if any, under the agreement. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010 and will remain so to a substantial degree until final regulations implementing the Dodd-Frank Act are promulgated and become effective. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Portfolio Turnover

It is the Utilities Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Utilities Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in the Utilities Fund’s portfolio were replaced once within a period of one year.

Temporary Investments

From time to time, the Utilities Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Utilities Fund may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Utilities Fund may sell short U.S. Treasury Contracts. The Utilities Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Utilities Fund maintains a temporary defensive position, it may not achieve its investment objective.

Fundamental Policies of the Utilities Fund

In addition to the Utilities Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Utilities Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Utilities Fund may not:

a)	with respect to 75% of its total assets, have such assets represented by other than: securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets; and to not more than 10% of the outstanding voting securities of such issuer.

b)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the utilities industry, in which the Utilities Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

c)	purchase or sell real estate;

d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

g)	participate on a joint or joint and several basis in any securities trading account;

h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

i)	issue any senior security

Non-Fundamental Policies of the Utilities Fund

The following restrictions are imposed by the management of the Utilities Fund and may be changed by the Board without shareholder approval at any time. The Utilities Fund may not:

(a)	borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of the Utilities Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, the Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

(b)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions;

(c)	enter into any swap agreements; and

(d)	invest in derivative securities, other than those securities which are derived from municipal bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the Company, its administrator, Ultimus Fund Solutions, LLC, (“Ultimus”) or its Adviser (collectively, the “Service Provider(s)”), may disclose the Utilities Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Utilities Fund’s portfolio securities is Ultimus. The Company and its Service Providers shall only disclose information concerning securities held in the Utilities Fund’s portfolios under the following circumstances:

The Company or a Service Provider may disclose the Utilities Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Utilities Fund’s portfolio holdings; examples of instances in which selective disclosure of the Utilities Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Utilities Fund may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Utilities Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Form N-CSR is made publicly available and sent to shareholders within 60 days following the end of the 2nd and 4th fiscal quarters.

In the event that the Company or a Service Provider discloses the Utilities Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Utilities Fund’s portfolio securities.

Ultimus is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. Ultimus or the Company may also send portfolio holdings information on an on-going basis to mutual fund analysts and rating and trading entities, such as Morningstar, Inc.; Lipper, Inc.; Bloomberg; Standard & Poor’s; Thompson Financial; and Vickers-Stock. In these instances, portfolio holdings as of a month end will be supplied within approximately 30 days after that month end. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Utilities Fund’s portfolio securities is in the best interests of the Utilities Fund’s shareholders and to avoid any potential or actual conflicts of interest with Ultimus, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Utilities Fund’s portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Utilities Fund’s portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Utilities Fund’s portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Utilities Fund. The Board establishes the Utilities Fund’s policies and oversees and reviews the management of the Utilities Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Utilities Fund.

Set forth below are the directors and executive officers of the Utilities Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INTERESTED DIRECTORS

David Lerner[2] (86) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	7	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] (60) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	7	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INDEPENDENT DIRECTORS

Allen Kaufman (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, from 1963 to 2019.[3]	7	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, from 1994 to 2012.	7	Former Director of Freight Management Systems, Inc.

John Desmond (72) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP (August 1980 to July 2015).	7	Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First of Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island (2016 to present); Director and Chair of the Audit Committee, Clip Money Inc. (2022 to present); and Treasurer and Board Member, Theodore Roosevelt Council, Boy Scouts of America, Inc. (1992 to present). Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation (2017 to 2021); and Former Chair of the Audit Committee, North Hempstead Country Club (2000 to 2019).

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh (68) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A

Joseph Pickard (61) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each director serves for an indefinite term, until his successor is elected.
[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Utilities Fund. Information as of December 31, 2022 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

David Lerner	Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Fund since inception. Mr. David Lerner has over 40 years of securities industry experience and is the president and a director of the Adviser.

Daniel Lerner	Mr. Daniel Lerner has been a Director of the Fund since inception. He has over 30 years of securities industry experience and is also a senior vice president and a director of the Distributor.

Allen Kaufman	Mr. Kaufman has been a director of the Fund since inception. He has over 50 years of business leadership experience and is currently a vice president of an insurance agency.

Stanley S. Thune	Mr. Thune has been a Director of the Fund since inception. Currently, Mr. Thune is a private equity investor and portfolio manager. His extensive business experience includes major responsibilities as V.P. Corporate Planning and Development for the Coca Cola Bottling Company Of New York, President & CEO of Delta Queen Steamboat Company, President of Research Cottrell, and Founder and President of Freight Management Systems Inc. Mr. Thune received his B.S. in Chemical Engineering from The City College of New York, and an M.B.A. from the Baruch School of Business.

John J. Desmond	Mr. Desmond has been a director of the Company since 2022. He is a Certified Public Accountant has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Utilities Fund. The Board also elects the Company’s officers who conduct the daily business of the Utilities Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Utilities Fund’s officers, and senior management of the Adviser and other service providers of the Utilities Fund at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

As of the filing of this SAI, the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Fund’s President, is the Chairman of the Board and is an Interested Director. Mr. Thune is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Fund’s management between Board meetings. The Board believes that it is beneficial to have a representative of Fund’s management as its Chairman. Mr. David Lerner is the founder of the Distributor and is a director and president of the Adviser, and oversees the investment and business affairs of the Fund. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund’s management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, change.

Currently, the Board has an Audit Committee, Pricing Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Kaufman, Thune and Desmond. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. During the fiscal year ended December 31, 2021, there were four Audit Committee meetings.

The Pricing Committee consists of the Portfolio Manager of the Fund, the Chief Compliance Officer (“CCO”) of the Investment Adviser, the CCO of the Fund, the Chief Financial Officer of the Fund and a representative of the Fund Administrator. The Pricing Committee has responsibility for, among other things, determining and monitoring the value of the Fund’s assets. The Pricing Committee did not meet during the fiscal year ended December 31, 2021.

The Compliance Committee consists of Messrs. Kaufman, Thune and Desmond and Joseph Pickard, as the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the fiscal year ended December 31, 2021, there were four Compliance Committee meetings.

The Nominating Committee consists of Messrs. Kaufman and Thune. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. The Nominating Committee did not meet during the fiscal year ended December 31, 2021.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Fund and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each director in the Utilities Fund as of December 31, 2021.

Aggregate Dollar Range of Equity Securities Beneficially Owned In
Name of Director	Utilities Fund	All Registered Investment Companies Overseen by Director within the Spirit of America Investment Funds
David Lerner	None	Over $100,000
Daniel Lerner	None	Over $100,000
Allen Kaufman	None	Over $100,000
Stanley Thune	None	$10,001 - $50,000
John Desmond	None	None

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2021, neither they nor any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. For the fiscal year ended December 31, 2021, each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each committee meeting attended, and $500 for each special Board meeting attended, plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated directors of the Company. For the year ended December 31, 2021, the Company paid $24,000 for the Chief Compliance Officer fee, none of which was allocated to the Utilities Fund which had not yet commenced operations during such period. In addition, David Lerner Associates, Inc. (“DLA”), a registered broker-dealer affiliated with the Adviser and the Utilities Fund’s Distributor, did not receive any brokerage commissions for the year ended December 31, 2021.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended December 31, 2021. No pension or retirement benefits are accrued or paid to the directors of the Company upon retirement.

Name of Director	Aggregate Compensation from Utilities Fund(1)	Total Compensation from Spirit of America Investment Funds Paid to Directors(2)
David Lerner	None	$0
Daniel Lerner	None	$0
Allen Kaufman	None	$34,000
Stanley Thune	None	$34,000
John Desmond(3)	None	$0
Richard Weinberger(4)	None	$34,000

(1)	Director fees and expenses are allocated among all of the Spirit of America Investment Funds comprising the Company. For the fiscal year ended December 31, 2021, the director fees and expenses were allocated to each Fund as follows: $14,973 to the Real Estate Fund, $22,214 to the Value Fund, $11,022 to the Municipal Tax Free Bond Fund, $21,013 to the Income Fund, $4,169 to the Opportunity Fund and $28,608 to the Energy Fund. No director fees and expenses for the fiscal year ended December 31, 2021 were allocated to the Utilities Fund because it had not yet commenced operations during such period.
(2)	These figures represent the annual aggregate compensation paid by the Spirit of America Investment Funds for the fiscal year ended December 31, 2021.
(3)	As Mr. Desmond was elected as a Director of the Company effective October 24, 2022, he did not receive any compensation from the Company for the fiscal year ended December 31, 2021.
(4)	Mr. Weinberger retired as a Director of the Company effective October 24, 2022.

Elimination of the Sales Load

The officers and present and former directors of the Utilities Fund may purchase Class A Shares of the Fund at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, the Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Utilities Fund’s officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Utilities Fund.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in the Utilities Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Utilities Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Utilities Fund and its shareholders. Thus, the Utilities Fund generally votes in line with management’s recommendations, as the Utilities Fund believes that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Utilities Fund or its shareholders, the Fund will vote against management’s recommendations.

In the event that a conflict arises between the interests of the Utilities Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Utilities Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Utilities Fund, the Utilities Fund’s portfolio manager reviews all issues up for a vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Utilities Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30, is available without charge by calling collect 516-390-5565 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the officers and directors, as a group, owned beneficially less than 1.00% of Class A Shares, Class C Shares and Institutional Shares of the Utilities Fund.

As of the date of this SAI, there were no shares of the Fund outstanding, and no shareholder(s) of record owned 5% or more of the outstanding shares of the Fund.

Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Utilities Fund and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Utilities Fund, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Utilities Fund’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Utilities Fund is 0.97% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Utilities Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A, Class C and Institutional Shares average daily net assets of the Fund until May 1, 2024. Each Fund class bears its pro rata share of the fee payable to the Adviser. The waiver does not include front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

INFORMATION ABOUT PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the Portfolio Managers do not provide portfolio management for any other registered investment companies or pooled investment vehicles that are not series of the Company. However, since October 11, 2018, the Portfolio Managers have provided portfolio management for SOA Premier Assets (“SOA Premier”), an SEC-registered retail investment adviser. Neither the Adviser nor SOA Premier charges investment advisory fees based on the performance of the series they manage.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Managers may be required to allocate their time and investment ideas across multiple funds. The Portfolio Managers may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. Each Portfolio Manager’s management of his personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Utilities Fund, Mark Reilly, is also the Portfolio Manager of the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Opportunity Fund. Conflicts of interest may arise because Mr. Reilly has day-to-day management responsibilities with respect to all of these Funds. Mr. Reilly also provides portfolio management for SOA Premier strategies which, among other things, offers investments that invest in mutual funds and ETFs.

The Co-Portfolio Manager of the Utilities Fund, Douglas Revello, is also the Portfolio Manager of the Spirit of America Large Cap Value Fund, the Spirit of America Real Estate Income and Growth Fund and the Spirit of America Energy Fund, and serves as the Co-Portfolio Manager of both the Spirit of America Municipal Tax Free Bond Fund and the Spirit of America Income Fund. Conflicts of interest may arise because Mr. Revello has day-to-day management responsibilities with respect to all of these Funds. Mr. Revello also provides portfolio management for SOA Premier strategies which, among other things, offers investments that invest in mutual funds and ETFs.

Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to- day management responsibilities with respect to both the Funds and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between the Utilities Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Utilities Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Managers.

Ownership of Securities

The following table sets forth the dollar range of Utilities Fund shares beneficially owned by the Portfolio Manager as of the date of this SAI.

Fund	Mark Reilly	Douglas Revello
Utilities Fund	None	None

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, founder of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor. The shares of the Utilities Fund are offered continuously.

Distribution and Service Plans

The Utilities Fund has adopted a Rule 12b-1 Plan (the “12b-1 Plan”) with respect to its Class A Shares and Class C Shares.

The 12b-1 Plan provides that the Distributor may use the fees paid by the Utilities Fund under the Plan (“12b-1 fees”) to finance the distribution of the Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The 12b-1 Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The 12b-1 Plan provides that the Distributor will use the 12b-1 fees received from the Utilities Fund for expenses incurred in the promotion and distribution of shares of each respective class of the Fund. 12b-1 fees received from the Utilities Fund will not be used to pay any interest expenses, carrying charges or other financing costs of the Distributor.

The Utilities Fund’s Class A Shares are not obligated under its Plan to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average daily net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the 12b-1 Plan per annum will be borne by the Distributor.

With respect to the Utilities Fund’s Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

The Utilities Fund intends to operate the 12b-1 Plan in accordance with its terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the 12b-1 Plan are subject to annual review and approval by the Utilities Fund’s Independent Directors who have the authority to reduce the fees or terminate the Plan at any time. All payments made pursuant to the 12b-1 Plan shall be made for the purpose of selling shares issued by the Utilities Fund or servicing shareholder accounts.

Under the 12b-1 Plan, the Distributor reports the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were provided, to the Directors of the Fund for their review on a quarterly basis. Also, the 12b-1 Plan provides that the selection and nomination of future Independent Directors are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other Independent Directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the 12b-1 Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Utilities Fund. Daniel Lerner is an interested person of the Fund.

The 12b-1 Plan was adopted because of its anticipated benefit to the Utilities Fund. These anticipated benefits include: increased promotion and distribution of the Utilities Fund’s shares, an enhancement in the Utilities Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Utilities Fund, and, to the extent that assets remain invested in the Utilities Fund, greater flexibility in achieving investment objectives.

Administrative Services Agent, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the back office services for the Utilities Fund. The services include the day-to-day administration of matters necessary to the Utilities Fund’s operations, maintenance of records and books, preparation of reports and compliance monitoring.

Ultimus serves as the accounting agent for the Utilities Fund and maintains the accounting books and records of the Fund, calculates the Fund’s NAVs in accordance with the provisions of the Fund’s current Prospectus and prepares for the Fund’s approval and use various government reports, tax returns, and proxy materials.

Ultimus alsoserves as the Utilities Fund’s transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as a dividend disbursing agent.

Custodian

The Huntington National Bank (“HNB”), 7 Easton Oval, Columbus, OH 43219, is the custodian of the Utilities Fund’s assets pursuant to a custodian agreement. Under the custodian agreement, HNB (i) maintains a separate account or accounts in the name of the Utilities Fund, (ii) holds and transfers portfolio securities on account of the Utilities Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Utilities Fund, (iv) collects and receives all income and other payments and distributions on account of the Utilities Fund’s securities and (v) makes periodic reports to the Directors concerning the Utilities Fund’s operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) has been selected to serve as the independent registered public accounting firm for the Utilities Fund. As the independent registered public accounting firm for the Utilities Fund, Tait Weller reviews the financial statements of the Utilities Fund contained in the Fund’s annual reports. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Utilities Fund issues unaudited financial information semi-annually and audited financial statements annually. The Utilities Fund’s most recent annual and semi-annual reports will be available without charge by calling collect at (516) 390-5565. Shareholder inquiries should be addressed to the Utilities Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707. Purchase and redemption transactions should be made through Ultimus by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Utilities Fund’s Class A Shares are sold at the NAV next determined after the Company’s transfer agent, Ultimus (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $25,000 or more. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed at the time of redemption on shares that were purchased within one year of the redemption date where an indirect commission was paid. The minimum initial investment for Class A Shares and Class C Shares of the Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information on Class A Shares of the Fund.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge. The minimum initial investment for Institutional Shares is $100,000; the minimum subsequent investment is $10,000.

Purchase orders for shares of the Utilities Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Utilities Fund.

Reduction of Sales Charges on Class A Shares

If you qualify for a reduction or waiver of Class A Shares’ sales charges, you must notify the Utilities Fund’s Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Utilities Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares or the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart set forth in the Fund’s Prospectus.

●	Rights of accumulation. To qualify for the reduced Class A Shares sales charge that would apply to a larger purchase than you are currently making (as shown in the table set forth in the Fund’s Prospectus), you and other immediate family members which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”), a trust established by you or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Funds that you currently own or are currently purchasing to the value of your Class A Shares purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”) and those family members living at the same address intend to purchase at least $25,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

RETIREMENT PLANS

The Utilities Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Utilities Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 390-5565, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2023 are $6,500 annually if under age 50 and $7,500 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Utilities Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Utilities Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Utilities Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for the Utilities Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Utilities Fund. The Utilities Fund has reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, the Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Fund’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares” in the Utilities Fund’s prospectus. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Utilities Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A Shares of the Utilities Fund for Class A Shares of another Spirit of America Investment Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Class C Shares of the Utilities Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. Institutional Shares of the Utilities Fund may be exchanged for Institutional Shares of any other Spirit of America Investment Fund offering such shares.

NET ASSET VALUE

The NAV per share for the Utilities Fund is computed by adding the value of the Utilities Fund’s investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. The public offering price is the Utilities Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

The Utilities Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Other assets, such as receivables, are valued at their book value, unless the Board determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain to shareholders each year, and to comply with the other requirements of the Code, so as to qualify as a registered investment company under Subchapter M of the Code. Normally, income dividends will be paid semi-annually for the Fund.

Long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund, the Value Fund and the Opportunity Fund may invest in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year. The Real Estate Fund, the Value Fund and the Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests.

Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares of the Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The discussion below provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder. The term “Holder” means a beneficial owner of the Fund’s shares that is either a U.S. Holder or a Non-U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

A Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Each Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund, among other things must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. A Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

MLP Equity Securities

The Fund may invest assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent such distribution does not exceed the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions they will receive with respect to the investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

REITs

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. To the extent the Fund invests in REITs, the Fund may designate dividends it pays to its shareholders as “section 199A dividends” so that such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund may invest, the Fund anticipates that the distributed cash from the MLPs in their respective portfolios will exceed their earnings and profits. Thus, the Fund anticipates that only a portion of their distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Fund.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on the Fund’s common shares or proceeds on the disposition of its common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions

The Foreign Account Tax Compliance Act (“FATCA”) generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, recently proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund’s shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Cost Basis Information

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2014 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, When required to report cost basis, the Fund will calculate it using the Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you have not notified the Fund of your elected cost basis method upon the later of January 1, 2014 or the initial purchase into your account, the default method will be applied to your covered shares. The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Utilities Fund’s brokerage orders and may direct orders to any unaffiliated broker. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

The Adviser is authorized by the Utilities Fund to direct portfolio transactions to broker-dealers who may provide bona fide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Utilities Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Fund.

The Utilities Fund has a Directed Brokerage Policy adopted pursuant to Rule 12b-1(h) under the 1940 Act. The policy ensures that the Utilities Fund’s selection of broker-dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Utilities Fund, the Adviser, or the Distributor from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Fund’s shares. Currently, there are no outside brokers selling Fund shares.

CAPITAL STOCK

The Company currently has seven series: the Utilities Fund, the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund, the Opportunity Fund, and the Energy Fund. The authorized capital stock of the Utilities Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Real Estate Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Municipal Tax Free Bond Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Opportunity Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Energy Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Fund’s Directors may increase the number of authorized shares without shareholder approval. The Fund currently offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Spirit of America Investment Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in the Fund will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from the Fund’s assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares.

Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund’s outstanding shares may request that a special meeting be called to consider the removal of any directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of all series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

FINANCIAL STATEMENTS

Because the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the Fund’s independent registered public accounting firm will be submitted to shareholders at least annually.

 Part C — OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Articles of Incorporation - incorporated by reference to the Spirit of America Investment Fund, Inc. (the “Registrant”) Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(ii)	Articles Supplementary dated February 26, 2001 – incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

(iii)	Articles Supplementary dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Articles of Amendment dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(v)	Articles of Amendment dated June 19, 2006 – incorporated by reference to Post-Effective Amendment No. 14, filed June 19, 2006.

(vi)	Articles Supplementary dated September 24, 2007 – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(vii)	Articles Supplementary dated December 18, 2008 – incorporated by reference to Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(ix)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(x)	Articles Supplementary dated March 24, 2016 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xi)	Articles Supplementary dated March 30, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xii)	Articles Supplementary dated [], 2023 – to be filed by amendment.

(b)	By-Laws - incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(c)	Not Applicable

(d)	(i)	Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant - incorporated by reference to Registrant’s Pre- Effective Amendment No.1, filed December 18, 1997.

(ii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp and the Registrant dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated January 24, 2023 – filed herewith.

(e)	(i)	Underwriting Agreement between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Amendment to Underwriting Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(iii)	Amendment to Underwriting Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(iv)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated March 31, 2017 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(v)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated February 1, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(vi)	Amendment to Underwriting Agreement dated January 24, 2023 between David Lerner Associates Inc. and the Registrant – filed herewith.

(vii)	Amendment to Sub-Distribution Agreement dated January 24, 2023 between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and the Registrant – filed herewith.

(f)	Not Applicable

(g)	(i)	Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

(ii)	First Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iii)	Second Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iv)	Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Custody Agreement between Huntington National Bank and Registrant dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Amendment to Appendix B to Custody Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vii)	Amendment to Appendix B to Custody Agreement between Huntington National Bank and Registrant dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(viii)	Amendment to Appendix B to Custody Agreement between The Huntington National Bank and Registrant dated January 24, 2023 – filed herewith.

(h)	(i)	Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Transfer Agency Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iii)	FIN 48 Tax Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iv)	Operating Expenses Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 1, filed December 18, 1997.

(v)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(vi)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(vii)	Amendment to Operating Expenses Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(ix)	Amendment to Operating Expenses Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(x)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 1, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(xi)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xii)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiii)	Amendment to Operating Expenses Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiv)	Amendment to Operating Expenses Agreement dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xv)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for fund accounting, fund administration and compliance services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvi)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for transfer agency services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvii)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services and Anti-Money Laundering Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xviii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xix)	Amendment to Operating Expenses Agreement dated November 9, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xx)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxi)	Amendment to Operating Expenses Agreement dated February 28, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated November 7, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(xxiii)	Amendment to Operating Expenses Agreement dated November 7, 2018, and effective April 30, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(xxiv)	Amendment to Operating Expenses Agreement effective April 28, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxv)	Master Services Agreement dated June 1, 2019, for fund accounting, fund administration and transfer agent and shareholder servicing services between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvi)	Amendment to Master Services Agreement dated January 1, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvii)	Amendment to Master Services Agreement dated February 26, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxviii)	Amended and Restated Revolving Credit Agreement dated May 28, 2014, and any and all accompanying amendments thereto, between Huntington National Bank and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxix)	Amendment to Operating Expenses Agreement effective May 1, 2021 and expiring May 1, 2022 – incorporated by reference to Post-Effective Amendment No. 70, filed April 29, 2021.

(xxx)	Amendment to Operating Expenses Agreement effective May 1, 2022 and expiring May 1, 2023 – incorporated by reference to Post-Effective Amendment No. 73, filed April 28, 2022.

(xxxi)	Amended and Restated Operating Expenses Agreement effective January 24, 2023 and expiring April 30, 2024 – filed herewith.

(xxxii)	Amendment to Master Services Agreement dated January 24, 2023 between Ultimus Fund Solutions, LLC and the Registrant – filed herewith.

(xxxiii)	Form of Amendment No. 12 to Amended and Restated Revolving Credit Agreement between the Registrant and The Huntington National Bank dated January 30, 2023 – filed herewith.

(i)	(i)	Consent of Counsel – incorporated by reference to Post-Effective Amendment No. 19, filed October 24, 2008.

	(ii)	Consent of Counsel – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Not Applicable

(l)	(i) Investment Letter – incorporated by reference to Pre-Effective Amendment No. 2, filed December 31, 1997.

(ii)	Purchase Agreement between Registrant and David Lerner, with respect to the Spirit of America Value Fund – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(iii)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Purchase Agreement between Registrant and John Dempsey with respect to Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Purchase Agreement between Registrant and David Lerner with respect to the Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Form of Purchase Agreement between the Registrant and David Lerner with respect to the Spirit of America Utilities Fund dated January 31, 2023 – filed herewith.

(m)	(i) Distribution Plan of Spirit of America Real Estate Income and Growth Fund – Class A – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(ii)	Distribution Plan of Spirit of America Investment Real Estate Income and Growth Fund - Class B – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(iii)	Distribution Plan of Spirit of America Large Cap Value Fund – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed on February 26, 2008.

(v)	Distribution Plan of Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(vi)	Addendums to Distribution Plans of Spirit of America Real Estate Income and Growth Fund – Class A, Spirit of America Investment Real Estate Income and Growth Fund - Class B, Spirit of America Large Cap Value Fund and Spirit of America High Yield Tax Free Bond Fund dated July 25, 2011, effective December 31, 2008 – incorporated by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

(vii)	Distribution Plan of Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(viii)	Distribution Plan of Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(ix)	Distribution Plan of Spirit of America Investment Fund, Inc., for Class C Shares, dated December 1, 2015, as amended January 24, 2023 – filed herewith.

(x)	Distribution Plan of Spirit of America Utilities Fund for Class A Shares dated January 24, 2023 – filed herewith.

(n)	(i) 18f-3 Plan with respect to Multiple Class Shares – incorporated by reference to Post- Effective Amendment No. 1, filed on February 5, 1998.

(ii) Amended 18f-3 Plan with respect to Multiple Class Shares dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 42, filed December 30, 2015.

(iii) Amended and Restated 18f-3 Plan with respect to Multiple Class Shares dated February 26, 2020 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(o)	(i) Code of Ethics of Spirit of America Investment Fund. Inc. and David Lerner Associates, Inc. – incorporated by reference to Post-Effective Amendment No. 66, filed April 29, 2020.

(ii) Code of Ethics of Spirit of America Management Corp. – incorporated by reference to Post-Effective Amendment No. 66, filed April 29, 2020.

(p)	(i)	Powers of Attorney for David Lerner, Stanley Thune, Richard Weinberger, Daniel Lerner, Joseph Pickard, and Alan P. Chodosh dated November 9, 2011 and for Allen Kaufman dated December 8, 2011 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

	(ii)	Power of Attorney for John J. Desmond dated November 14, 2022 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed November 15, 2022.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, incorporated by reference in connection with Item 28(a) hereto, Article VII and Article VIII of Registrant’s By-Laws, incorporated by reference in connection with Item 28(b) hereto. Spirit of America Management Corp.’s (the “Adviser”) liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the proposed Advisory Agreement, incorporated by reference in connection with Item 28(d) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys’ fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser.

Beginning August 2, 2018, portfolio managers at the Adviser have provided portfolio management for SOA Premier Assets, an SEC-registered retail investment adviser, which is not a series of the Registrant. From April 24, 1997 to November 18, 2012, David Lerner, a director and officer of the Adviser, served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant’s investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriter.

(a) David Lerner Associates Inc., the Registrant’s distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b) The table below sets forth certain information with respect to each director, officer and control person of David Lerner Associates Inc.

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant
David Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Shareholder	Director, Chairman of the Board and President

Martin Kevin Walcoe 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	President	None

Daniel Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Director, Senior Vice President and Investment Counselor	Director

Martin Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Chief Compliance Officer	None

Alan Chodosh 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Senior Advisor	Treasurer and Secretary

Joseph Pickard 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	General Counsel	Chief Compliance Officer

James Edward Curran 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	FINOP	None

Item 33.	Location of Accounts and Records.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund’s Custodian, Huntington National Bank, 7 Easton Oval, Columbus, OH 43215 and the Fund’s Administrator, Transfer Agent and Fund Accounting Services Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34.	Management Services.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 75 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Syosset, and State of New York on the 27th day of January, 2023.

Spirit of America Investment Fund, Inc.
Registrant

By:	David Lerner*
David Lerner, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By:	/s/ Joseph Pickard	January 27, 2023
	Joseph Pickard, Attorney in Fact	Date

	David Lerner*	January 27, 2023
David Lerner, Director, Chairman of the Board and President		Date
(Principal Executive Officer)

	Daniel Lerner*	January 27, 2023
	Daniel Lerner, Director	Date

	Stanley Thune*	January 27, 2023
	Stanley Thune, Director	Date

	John J. Desmond*	January 27, 2023
	John J. Desmond, Director	Date

	Alan Chodosh*	January 27, 2023
	Alan Chodosh, Treasurer	Date

(Principal Financial Officer and Principal Accounting Officer)

*	By Power of Attorney

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE

INVESTMENT COMPANY ACT OF 1940)

------------------------------------------------------------

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT
(d)(vii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated January 24, 2023
(e)(vi)	Amendment to Underwriting Agreement dated January 24, 2023 between David Lerner Associates Inc. and the Registrant
(e)(vii)	Amendment to Sub-Distribution Agreement dated January 24, 2023 between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and the Registrant
(g)(viii)	Amendment to Appendix B to Custody Agreement between The Huntington National Bank and Registrant dated January 24, 2023
(h)(xxxi)	Amended and Restated Operating Expenses Agreement effective January 24, 2023 and expiring April 30, 2024
(h)(xxxii)	Amendment to Master Services Agreement dated January 24, 2023 between Ultimus Fund Solutions, LLC and the Registrant
(h)(xxxiii)	Form of Amendment No. 12 to Amended and Restated Revolving Credit Agreement between the Registrant and The Huntington National Bank dated January 30, 2023
(i)(ii)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(l)(vii)	Form of Purchase Agreement between the Registrant and David Lerner with respect to the Spirit of America Utilities Fund dated January 31, 2023
(m)(ix)	Distribution Plan of Spirit of America Investment Fund, Inc., for Class C Shares, dated December 1, 2015, as amended January 24, 2023
(m)(x)	Distribution Plan of Spirit of America Utilities Fund for Class A Shares dated January 24, 2023